Exhibit 99.1

          Innodata Isogen Reports Second Quarter 2005 Results


    NEW YORK--(BUSINESS WIRE)--Aug. 11, 2005--INNODATA ISOGEN, INC. (NASDAQ: INOD), a leading provider of content supply chain solutions, today reported a net loss of $517,000, or $.02 per diluted share, for the second quarter of 2005, versus net income of $1,577,000, or $0.06 per diluted share, for the second quarter of 2004.
    In the first six months of 2005, the company lost $218,000, or $0.01 per diluted share. Over the same period in 2004, the company earned $3,657,000, or $0.15 per diluted share.
    Revenues were $10,110,000 in the second quarter of 2005, down from revenues of $12,354,000 in the second quarter of 2004; and revenues were $21,300,000 for the six months ending June 30, 2005, down from $24,511,000 for the same period last year.
    Innodata Isogen's cash and equivalents were approximately $23 million at June 30, 2005 and the company carries virtually no debt other than routine payables.
    Innodata Isogen attributed the results primarily to the unscheduled termination of a large project in the first six months of 2005 without sufficient replacement by other revenues.
    "These results are disappointing, especially in light of several quarters of strong, sustained profitability," said Jack Abuhoff, chairman and CEO of Innodata Isogen. "As we gear up to turn our results around, our position as a leading provider in an attractive, growing market is an important asset.
    "We will continue to invest wisely to grow our business - especially in the areas of sales, business and product development and solutions engineering - and we're confident that these investments will bear fruit in the coming year."
    The company recently hired a new vice president of sales and solutions, Tim Christin (formerly director of enterprise sales at Bowne Global Solutions), and is planning to introduce a significant new content services offering in the second half of 2005.
    Abuhoff said he anticipates the company's financial results will be down slightly next quarter as well, but remains optimistic the company will see an improvement in the fourth quarter.

    Timing of Conference Call with Q&A

    Innodata Isogen will conduct an investor conference call, including a question & answer period, at 11:00 AM ET today. Interested parties can participate in this call by dialing the following call-in numbers:

    1-800-289-0743 (Domestic)

    1-913-981-5546 (International)

    Replays will also be made available at:

    1-888-203-1112 (Domestic Replay)

    1-719-457-0820 (International Replay)

    (Pass code on Replay only: 3975445)

    Investors are also invited to access a live Webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the Webcast feature will be in a listen-only mode. Call-in or Webcast replay will be available for 30 days following the conference call.

    About Innodata Isogen

    Innodata Isogen (www.innodata-isogen.com) provides business and technology services that help organizations create, manage and distribute information more effectively and economically. We are headquartered in Hackensack, New Jersey, just outside of New York City. We have two additional solution centers in North America, seven production facilities in Asia (the Philippines, India and Sri Lanka) and a technology and tools development center in India.

    This release contains certain forward-looking statements, including without limitation, statements concerning the company's operations, economic performance, and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "indicate," "point to" and other similar expressions generally identify forward-looking statements, which speak only as of their dates.
    These forward-looking statements are based largely on the company's current expectations, and are subject to a number of risks and uncertainties, including without limitation, continuing revenue concentration in a limited number of clients, continuing reliance on project-based work, worsening of market conditions, changes in external market factors, the ability and willingness of our clients and prospective clients to execute business plans which give rise to requirements for digital content and professional services in knowledge processing, difficulty in integrating and deriving synergies from acquisitions, potential undiscovered liabilities of companies that we acquire, changes in our business or growth strategy, the emergence of new or growing competitors, various other competitive and technological factors, and other risks and uncertainties indicated from time to time in the company's filings with the Securities and Exchange Commission.
    Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur.


                INNODATA ISOGEN, INC., AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts)
                              (Unaudited)

                                     Three Months
                                         Ended       Six Months Ended
                                   ----------------- -----------------
                                        June 30           June 30
                                   ----------------- -----------------
                                     2005     2004     2005     2004
                                   -------- -------- -------- --------

REVENUES                           $10,110  $12,354  $21,300  $24,511
                                   -------- -------- -------- --------

OPERATING COSTS AND EXPENSES:
 Direct operating expenses           7,497    7,859   15,700   15,634
 Selling and administrative
  expenses                           3,406    2,413    6,090    4,667
 Bad debt recovery - net                 -        -        -     (963)
 Interest (income) expense - net      (114)       -     (195)       1
                                   -------- -------- -------- --------
     Total                          10,789   10,272   21,595   19,339
                                   -------- -------- -------- --------
(LOSS) INCOME BEFORE (BENEFIT FROM)
  PROVISION FOR INCOME TAXES          (679)   2,082     (295)   5,172

(BENEFIT FROM) PROVISION FOR INCOME
 TAXES                                (162)     505      (77)   1,515
                                   -------- -------- -------- --------
NET (LOSS) INCOME                    $(517)  $1,577    $(218)  $3,657
                                   ======== ======== ======== ========

BASIC (LOSS) INCOME PER SHARE        $(.02)    $.07    $(.01)    $.17
                                   ======== ======== ======== ========
WEIGHTED AVERAGE SHARES OUTSTANDING 22,903   22,145   22,798   22,049
                                   ======== ======== ======== ========

DILUTED (LOSS) INCOME PER SHARE      $(.02)    $.06    $(.01)    $.15
                                   ======== ======== ======== ========
DILUTIVE SHARES OUTSTANDING         22,903   24,433   22,798   24,480
                                   ======== ======== ======== ========

                INNODATA ISOGEN, INC., AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                                                             December
                                                   June 30,    31,
                                                     2005     2004
                                                  --------------------
                                                  Unaudited   From
                                                             audited
                                                           financial
                                                           statements
ASSETS:

CURRENT ASSETS
Cash and equivalents                               $22,945    $20,663
Accounts receivable-net                              5,979      8,019
Prepaid expenses and other current assets            2,009      1,757
Deferred income taxes                                  385        645
                                                  --------------------
       Total current assets                         31,318     31,084

PROPERTY AND EQUIPMENT - NET                         4,511      4,559

OTHER ASSETS                                         1,609        893

GOODWILL                                               675        675
                                                  --------------------
TOTAL                                              $38,113    $37,211
                                                  ====================

LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES
Accounts payable and accrued expenses               $3,248     $3,412
Accrued salaries, wages and related benefits         3,363      3,979
Income and other taxes                                 810      1,304
Current portion of long-term obligations               980        180
                                                  --------------------

       Total current liabilities                     8,401      8,875

DEFERRED INCOME TAXES                                1,432      1,449

LONG-TERM OBLIGATIONS                                  848        150

STOCKHOLDERS' EQUITY                                27,432     26,737
                                                  --------------------

TOTAL                                              $38,113    $37,211
                                                  ====================


    CONTACT: Innodata Isogen
             Al Girardi, 201-488-1200, ext. 5392
             agirardi@innodata-isogen.com